UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 28, 2003

SONIC CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)

101 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73102 (Zip Code)

(405) 280-7654
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

        On January 28, 2003, pursuant to a written amendment (the “Amendment”), Sonic Corp. (the “Company”) modified the terms of the Rights Agreement dated June 16, 1997, which is attached as an Exhibit to the Company’s report on Form 8-K filed with the SEC on June 17, 1997 (the “Rights Agreement”). The purpose of the Amendment was to increase the percentage amount of shares that may be held by passive institutional investors under the Rights Agreement.

        The Rights Agreement provides that an “Acquiring Person,” which is generally defined as any shareholder who acquires or holds 15% or more of the outstanding voting stock of the Company, will trigger the Rights issued under the Rights Agreement to become exercisable. Pursuant to the terms of the Amendment, the definition of Acquiring Person as set forth in the Rights Agreement was modified so as to specifically exclude “Passive Institutional Investors.” The Amendment further amends the Rights Agreement to provide that a Passive Institutional Investor will cause the Rights to become exercisable only when the Passive Institutional Investor acquires or holds 20% or more of the Company’s outstanding voting stock. The Amendment defines a Passive Institutional Investor as a shareholder which (i) is principally engaged in the business of managing investment funds for unaffiliated securities investors and as agent for fully managed accounts, holds or exercises voting or dispositive power over shares of the Company’s voting stock, (ii) became the beneficial owner of the Company’s voting stock pursuant to trading activities undertaken in the ordinary course of such person’s business and without any intent, either alone or acting with another person, to change or influence control of the Company, (iii) does not satisfy any criteria for filing a Schedule 13D, and (iv) exercises investment discretion for securities having an aggregate market value in excess of $100,000,000.

        The Amendment is set forth as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibit 99.1. First Amendment to Rights Agreement dated January 28, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
SONIC CORP.
Date: January 28, 2003	By:	/s/ W. SCOTT MCLAIN W. Scott McLain, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to Rights Agreement dated January 28, 2003

FIRST AMENDMENT TO
RIGHTS AGREEMENT

        AMENDMENT, made and entered into as of this 28th day of January, 2003 (this “Amendment”), by and between SONIC CORP. (the “Company”) and UMB Bank, N.A., as successor Rights Agent (the “Rights Agent”), is being executed under the following circumstances:

        WHEREAS, the Company and the Rights Agent entered into a Rights Agreement, dated as of June 16, 1997 (the “Rights Agreement”);

        WHEREAS, effective June 16, 1997, the Board of Directors of the Company authorized and declared a distribution of one Right (each, a “Right”) for each share of Common Stock, par value $.01 per share, of the Company (the “Company Common Stock”) outstanding at the Close of Business (as defined in the Rights Agreement) on June 27, 1997 (the “Record Date”), and authorized the issuance of one Right (as such number may be adjusted pursuant to the Rights Agreement) for each share of Company Common Stock which may be issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier to occur of the Redemption Date or the Final Expiration Date (as such terms are defined in the Rights Agreement), each such Right initially representing the right to purchase one-thousandth of a share of Series A Junior Preferred Stock (as defined in the Rights Agreement) upon the terms and subject to the conditions set forth in the Rights Agreement; and

        WHEREAS, the Board of Directors of the Company, by resolutions duly adopted on January 28, 2003, authorized this Amendment to the Rights Agreement in accordance with Section 27 of the Rights Agreement.

        NOW THEREFORE, the Company and the Rights Agent hereby amend the Rights Agreement as follows, pursuant to Section 27 of the Rights Agreement:

        Section 1. Amendment of Definition of Acquiring Person. The definition of “Acquiring Person” contained in Section 1(a) of the Rights Agreement is hereby amended by inserting after the words “15% or more” and before the words “of the shares” the following:

“ (or, if such Person is a Passive Institutional Investor (as such term is hereinafter defined), 20% or more)"

        Section 2. Addition of New Section 1(n). The following definition of “Passive Institutional Investor” is hereby added to the Rights Agreement as new Section 1(n), and the existing Sections 1(n) through 1(ab) are hereby redesignated accordingly as Sections 1(o) through 1(ac):

“ ‘Passive Institutional Investor’ shall mean a Person who or which (i) is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as part of such Person’s duties as agent for fully managed accounts, holds or exercises voting or dispositive power over shares of Voting Stock, (ii) became the Beneficial Owner of shares of Voting Stock pursuant to trading activities undertaken in the ordinary course of such Person’s business and (A) did not acquire, and does not hold, such shares of Voting Stock with a purpose or effect of, either alone or in concert with any Person, changing or influencing the control (as defined in Rule 12b-2 under the Exchange Act as in effect on January 28, 2003) of the Company and/or engaging in any of the actions specified in the Instructions to Item 4 of Schedule 13D under the Exchange Act as in effect on January 28, 2003 (other than the acquisition or disposition of Voting Stock) or (B) not in connection with or as a participant in any transaction having a purpose or effect described in the foregoing clause (A), including any transaction subject to Rule 13d-3(b) under the Exchange Act as in effect on January 28, 2003, (iii) if such Person is a Person included in Rule 13d-1(b)(1)(ii) under the Exchange Act as in effect on January 28, 2003, such Person does not satisfy any criteria that require such Person within 10 days to file, and does not file, a Schedule 13D under the Exchange Act (or any comparable or successor report) with respect to any class of Voting Stock, and (iv) is an institutional investment manager which exercises investment discretion (as defined in Rule 13f-1(b) under the Exchange Act as in effect on January 28, 2003) with respect to accounts holding Section 13(f) securities (as defined in Rule 13f-1(c) under the Exchange Act as in effect on January 28, 2003) having an aggregate fair market value of at least $100,000,000.”

        Section 3. Amendment of Section 3(b). The definition of “Distribution Date” contained in Section 3(b) of the Rights Agreement is hereby amended by inserting after the words “15% or more”and before the words “of any class” the following:

“ (or, if such Person is a Passive Institutional Investor, 20% or more)"

        Section 4. Full Force and Effect. The remainder of the Rights Agreement shall remain unchanged, and the Rights Agreement, as amended above, shall remain in full force and effect.

        Section 5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts to be made and performed entirely within such state.

        Section 6. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first above written.

SONIC CORP.
By:	/s/ RONALD L. MATLOCK Name: Ronald L. Matlock Title: Senior Vice President

UMB Bank, N.A., as Rights Agent
By:	/s/ JOHN H. BROWN Name: John H. Brown Title: Senior Vice President

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